SHELTON FUNDS
PROSPECTUS FOR CLASS A SHARES SUPPLEMENT

Supplement dated October 18, 2013
to the Prospectus and Statement of Additional Information dated January 1, 2013

Effective immediately, Class A shares of the Shelton Core Value Fund and the U. S. Government Securities Fund are closed to new investments.

Effective December 6, 2013, Class A shares of the Shelton Core Value Fund and the U. S. Government Securities Fund will be automatically converted into the Direct Share Class.   A new account will be established in the Direct Share Class to accommodate the conversion if one does not already exist.   Class A shares with AIPs will have a new account opened in the Direct Share class, at the time of the next scheduled AIP, to prevent subjecting the AIP to a sales load.

Fund management and the Board of Trustees have evaluated the class structure of the Shelton Core Value Fund and the U. S Government Securities Fund and have determined that it is in your best interest, as a shareholder in one or both Funds, to convert the Class A shares into Direct Shares in order to reduce overall expenses to the Funds and the shareholders of the Funds.

What does this mean?

•	There will be no front-end sales load on future contributions you make into the Funds
•	No 12b-1 fee will be applied to your Fund investments
•	Expenses incurred by the Funds will be reduced, thereby reducing the impact on the net asset value of the Funds

If you have not already done so, we encourage you to visit our new website, www.sheltoncap.com.  You have the ability to manage your account online.   You can initiate transactions, update your address, add/update bank information, set up an automatic investment plan and sign up for electronic delivery of statements and Fund reports.   We have also enclosed additional information for your review.

Should you have any questions concerning the conversion of your shares from Class A to the Direct Share Class or concerning any of the options available for management of your account, please give us a call at 1-800-955-9988.

Please file this Supplement with your records and retain it for future reference.